UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

Anthemis Digital Acquisitions I Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40954	98-1585436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

122 Hudson Street 3rd Floor New York, New York	10013
(Address of principal executive offices)	(Zip Code)

(646) 757-1310

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	ADALU	The Nasdaq Global Select Market
Class A Ordinary Shares, $0.0001 par value,	ADAL	The Nasdaq Global Select Market
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ADALW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.

As previously reported in a Form 12b-25 Notification of Late Filing filed by Anthemis Digitals Acquisitions I Corp (the “Company”) on December 10, 2021, the Company was delayed in filing with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (the “Form 10-Q”) without unreasonable effort or expense.

On December 15, 2021, in accordance with standard procedures related to the delayed filing of the Form 10-Q with the SEC, the Company received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company was not in compliance with the periodic filing requirements for continued listing set forth in Nasdaq Listing Rule 5250(c)(1). Nasdaq’s listing rules provide the Company with 60 calendar days from the date of the notice to submit a plan to regain compliance. The Nasdaq notice has no immediate effect on the listing or trading of the Company’s securities on Nasdaq.

The Company fully regained compliance with the Nasdaq continued listing requirements as a result of filing the Form 10-Q on December 17, 2021, which eliminated the need for the Company to submit a formal plan to regain compliance.

A press release, dated December 21, 2021, disclosing the Company’s receipt of the Nasdaq notification letter is attached as Exhibit 99.1 and is furnished herewith.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated December 21, 2021.

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2021

ANTHEMIS DIGITAL ACQUISITIONS I CORP

By:	/s/ Mei Lim
Name:	Mei Lim
Title:	Chief Financial Officer